[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)






                               [graphic omitted]






                         MFS(R) GLOBE
                         GOVERNMENTS FUND
                         ANNUAL REPORT O NOVEMBER 30, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 33
MFS(R) Prepares for the Year 2000 ......................................... 35
Trustees and Officers ..................................................... 37


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to- date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the 12 months ended November 30, 1998, Class A shares of the Fund provided a total return of 3.27%, Class B and Class C shares 2.46%, and Class I shares 3.49%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 13.06% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. Effective August 24, 1998, the name of the Fund was changed from MFS(R) World Governments Fund to MFS(R) Global Governments Fund.

Q. WHAT WERE SOME OF THE FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A. The Fund was helped by strong performances in U.S. Treasury bonds, whose prices have appreciated as interest rates have declined. Investors continue to seek them out in a flight to quality created by the stock market's volatility in the late summer. Our investments in the credits of the United Kingdom have also done very well. The country has decided against participating in the conversion of its currency to the unified European Currency (the Euro) and has been working to control inflation by pursuing a tight monetary policy, which has slowed its economy to a point at which rates have fallen and bond prices have risen. The Fund has profited as a result.

Q. IN WHAT REGIONS OF THE WORLD AND IN WHAT TYPES OF BONDS ARE YOU FINDING THE BEST INVESTMENTS TODAY?

A. We are finding value in all areas of the bond markets thanks to the global trend toward disinflation, which is helping push interest rates lower and bond prices higher. We've found particularly good value in U.S. dollar-denominated bonds of countries in the emerging markets where yields are high and where countries are doing a good job navigating through the global economic troubles. Good examples here are the bonds of Argentina and Mexico. As I mentioned, we've also found value in the United Kingdom. Finally, the U.S. government bond market is still extremely cheap, while the trends of disinflation and slow economic growth continue to bring yields down.

Q. WHAT WILL BE THE IMPACT OF UNIFIED INTEREST-RATE CUTS BY SEVERAL OF THE COUNTRIES INVOLVED IN EUROPEAN ECONOMIC AND MONETARY UNION?

A. We believe they won't have much of an impact on the portfolio, except for a psychological boost to the global markets because they underscore the continuing trend toward lower interest rates around the world. The bond markets, particularly in Germany and France, had been expecting the rate cuts since earlier in 1998, when the European central bank was formed.

Q. WHAT WILL BE THE IMPACT ON THE FUND OF THE EURO, WHICH IS SET TO KICK OFF IN JANUARY 1999?

A. As the eleven countries have begun to unify around the euro, the Fund's investment choices have narrowed. Historically, we had been able to select bond investments from among the various European countries and trade one country against another, depending on the prevailing market conditions. With a single currency and interest rate, those options will evaporate. We will, however, be involved in the new European bonds. We also see a positive development in the growth of European corporate bonds as a result of economic union. To date, the corporate bond market in Europe has not developed as it has in the United States. As economic union causes trade barriers between the European countries to fall, companies will be able to serve the European market as a whole. We believe this will eliminate corporate redundancies between countries, increase cost savings, boost company profits and stock prices, encourage the efficient distribution of capital, and spur European companies to tap into the world's bond markets.

Q. WHAT ARE THE TOP FIVE COUNTRIES IN WHICH THE FUND IS INVESTED?

A. The top five countries in which we invested during the year are the United States, the United Kingdom, Mexico, Canada, and Brazil.

Q. THE EMERGING MARKETS STILL SEEM TO BE HAVING DIFFICULTY RIGHTING THEMSELVES. COULD YOU DISCUSS THE PROGNOSIS FOR THESE MARKETS?

A. Russia is an economic catastrophe, and its bonds reflect that. The country is a long way from resolving its problems. We don't believe Brazil is a likely candidate for default because its government has continued to pursue economic reform as a means of lowering its budget deficits. The country also has an International Monetary Fund package that should help its economy, though we do feel that Brazil will face a recession next year and that there will be pressure on its currency. But we're guardedly optimistic that it will pull through and return to growth. Emerging market credits that we like best are Argentina's, because its currency board helps stabilize the value of its currency, and Mexico, because it has a resilient economy that is closely tied to that of the United States, which continues to grow.

Q. WHAT IS YOUR OPINION OF JAPAN'S LATEST EFFORTS TO JUMP START ITS ECONOMY?

A. We view Japan as remaining in a state of economic contraction, and we don't see this reversing in the near term. The government's attempts at reform are not sufficient to reverse the tide, and the Japanese economic structure is not amenable to rapid change. The Fund has a very underweighted position in Japan.

Q. THIS FUND IS AMERICA'S FIRST GLOBAL BOND FUND. AS THIS IS ALSO MFS' 75th ANNIVERSARY, PLEASE DISCUSS THE IMPORTANCE OF THE COMPANY'S HISTORY AND PIONEERING HERITAGE AS WE ENTER THE 21st CENTURY.

A. Because we were the first global bond fund, we feel we have a responsibility to uphold the corporate traditions of MFS Investment Management. We look to our Massachusetts Investors Trust for our inspiration. That fund, the nation's first mutual fund, has never missed a quarterly dividend in 75 years through all manner of worldwide events such as war, economic depression, oil crises, and radical social change. I view the management of our bond funds through the same prism. They should have an enduring quality and be able to carry investors through times of uncertainty. Therefore, we look at our investments from a conservative, research-driven point of view and are very deliberate in what we buy and in our long-term decision making. We want our investors to benefit over the long term, and we view our stewardship of their assets as a critical responsibility.

/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

Note to Shareholders: Effective January 1, 1999, Christopher D. Piros will join Mr. Swanson as a portfolio manager of the Fund.

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------
JAMES T. SWANSON IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL ASSET ALLOCATION FUND, MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS FUND, MFS(R) MERIDIAN(SM) CHARTER INCOME FUND, MFS(R) MERIDIAN(SM) GLOBAL GOVERNMENTS FUND, MFS(R) AMERICAN CHARTER INCOME FUND, MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND, THE WORLD ASSET ALLOCATION(SM) SERIES AND THE WORLD GOVERNMENTS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS -- MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT -- INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS INCOME AND CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      FEBRUARY 26, 1981

  CLASS INCEPTION:            CLASS A  FEBRUARY 26, 1981
                              CLASS B  SEPTEMBER 7, 1993
                              CLASS C  JANUARY 3, 1994
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $206.3 MILLION NET ASSETS AS OF NOVEMBER 30, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended November 30, 1998)

            MFS Global      J.P. Morgan   Salomon Brothers   Consumer
            Governments       Global          World           Price
               Fund         Government      Government        Index
             - Class A      Bond Index      Bond Index        - U.S.
--------------------------------------------------------------------
11/93        $ 9,523         $10,000         $10,000         $10,000
11/94          9,082          10,208          10,290          10,268
11/95         10,347          12,058          12,156          10,531
11/96         11,108          12,834          12,833          10,878
11/97         11,076          12,938          12,799          11,077
11/98         11,438          14,627          14,422          11,262

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 1998)

            MFS Global      J.P. Morgan   Salomon Brothers   Consumer
            Governments       Global          World           Price
               Fund         Government      Government        Index
             - Class A      Bond Index      Bond Index        - U.S.
--------------------------------------------------------------------
11/88        $ 9,527         $10,000         $10,000         $10,000
11/90         11,900          11,736          11,452          11,122
11/92         13,686          14,189          14,054          11,804
11/94         15,223          16,247          16,343          12,444
11/96         18,619          20,428          20,383          13,184
11/98         19,172          23,282          22,906          13,649

AVERAGE ANNUAL TOTAL RETURNS THROUGH NOVEMBER 30, 1998

CLASS A
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
------------------------------------------------------------------------------
Average Annual Total Return           +3.27%     +3.40%     +3.73%      +7.24%
------------------------------------------------------------------------------
SEC Results                           -1.64%     +1.73%     +2.73%      +6.72%
------------------------------------------------------------------------------

CLASS B
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
------------------------------------------------------------------------------
Average Annual Total Return           +2.46%     +2.54%     +2.89%      +6.79%
------------------------------------------------------------------------------
SEC Results                           -1.49%     +1.68%     +2.59%      +6.79%
------------------------------------------------------------------------------

CLASS C
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
------------------------------------------------------------------------------
Average Annual Total Return           +2.46%     +2.59%     +2.95%      +6.84%
------------------------------------------------------------------------------
SEC Results                           +1.47%     +2.59%     +2.95%      +6.84%
------------------------------------------------------------------------------

CLASS I
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
------------------------------------------------------------------------------
Average Annual Total Return           +3.49%     +3.53%     +3.81%      +7.29%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
------------------------------------------------------------------------------
Salomon Brothers World Government
  Bond Index+*                       +12.61%     +5.86%     +7.60%      +8.64%
------------------------------------------------------------------------------
J.P. Morgan Global Government
  Bond Index**                       +13.06%     +6.65%     +7.90%      +8.82%
------------------------------------------------------------------------------
Consumer Price Index+#               + 1.67%     +2.26%     +2.41%      +3.16%
------------------------------------------------------------------------------

 + Source: CDA/Wiesenberger.
 * The Salomon Brothers World Government Bond Index is unmanaged and consists of the universe of government bonds with remaining maturities of at least five years.
** Source: Lipper Analytical Services, Inc.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

PORTFOLIO STRUCTURE

Source: Standard & Poor's and Moody's

               High-Yield Corporates                27.8%
               International                        25.1%
               Emerging markets                     22.2%
               U.S. Treasuries                      15.0%
               High-Grade Corporates                 4.4%
               Cash                                  4.0%
               Yankee                                1.5%


Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1998

Bonds - 94.3%
----------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
ISSUER                                                                (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------------
Foreign Bonds - 50.4%
  Argentina - 3.6%
    Argentina Republic, 9.015s, 2005                                     $    5,000           $  4,750,000
    Argentina Republic, 11s, 2005                                             2,000              2,010,000
    Autopistas Del Sol SA, 10.25s, 2009 (Industrial)##                        1,000                720,000
                                                                                              ------------
                                                                                              $  7,480,000
----------------------------------------------------------------------------------------------------------
  Brazil - 4.2%
    Banco Nacional De Desenvolvime, 10.8s, 2008
      (Bank)##                                                           $    2,300           $  1,972,250
    Federal Republic of Brazil, 5s, 2014                                      1,472                971,536
    Federal Republic of Brazil, 5.5s, 2024                                      378                247,136
    Federal Republic of Brazil, 6.125s, 2024                                  4,990              3,218,550
    Federal Republic of Brazil, 9.375s, 2008                                  2,795              2,215,038
                                                                                              ------------
                                                                                              $  8,624,510
----------------------------------------------------------------------------------------------------------
  Bulgaria - 1.8%
    Bulgaria National Republic, 6.688s, 2011                             $    5,100           $  3,751,650
----------------------------------------------------------------------------------------------------------
  Canada - 5.0%
    Canada Government, 6s, 2008                                       CAD     6,420           $  4,500,497
    Canada Government, 5.25s, 2008                                            2,745              2,753,345
    Gulf Canada Resources, 9.25s, 2004 (Oil Services)                         2,900              2,978,387
                                                                                              ------------
                                                                                              $ 10,232,229
----------------------------------------------------------------------------------------------------------
  Colombia - 0.8%
    Colombia Republic, 8.625s, 2008                                      $    1,800           $  1,570,500
----------------------------------------------------------------------------------------------------------
  Denmark - 0.9%
    Kingdom of Denmark, 7s, 2007                                      DKK    10,027           $  1,851,725
----------------------------------------------------------------------------------------------------------
  Germany - 2.6%
    Bundesrepublik Deutschland, 6.5s, 2027                            DEM     1,721           $  1,265,232
    Germany Federal Republic, 6s, 2007                                        6,104              4,089,846
                                                                                              ------------
                                                                                              $  5,355,078
----------------------------------------------------------------------------------------------------------
  Greece - 3.0%
    Fage Dairy Industries SA, 9s, 2007
      (Food and Beverage Products)                                       $      575           $    500,250
    Hellenic Republic, 5.75s, 2008                                    XEU     1,331              1,636,922
    Hellenic Republic, 8.9s, 2003                                     GRD 1,110,000              3,992,988
                                                                                              ------------
                                                                                              $  6,130,160
----------------------------------------------------------------------------------------------------------
  Hong Kong - 0.2%
    Guangzhou Shenzhen, 10.25s, 2007 (Construction)                      $      750           $    330,000
----------------------------------------------------------------------------------------------------------
  Italy - 2.6%
    Republic of Italy, 5.75s, 2002                                    ITL 8,550,000           $  5,469,658
----------------------------------------------------------------------------------------------------------
  Mexico - 5.6%
    Petroleos Mexicanos, 9.25s, 2018 (Oil Services)##                    $    2,000           $  1,720,000
    Petroleos Mexicanos, 9.375s, 2008 (Oil Services)##                        2,000              2,000,000
    United Mexican States, 6.25s, 2019                                        1,000                770,000
    United Mexican States, 6.25s, 2019                                        9,300              7,161,000
                                                                                              ------------
                                                                                              $ 11,651,000
----------------------------------------------------------------------------------------------------------
  Morocco - 1.2%
    Morocco Restructuring & Consolidating Agreement
      6.063s, 2009+                                                      $    2,980           $  2,417,674
----------------------------------------------------------------------------------------------------------
  New Zealand - 1.8%
    Government of New Zealand, 8s, 2004                               NZD     6,166           $  3,623,989
----------------------------------------------------------------------------------------------------------
  Panama - 1.1%
    Republic of Panama, 8.25s, 2008                                      $    2,400           $  2,292,000
----------------------------------------------------------------------------------------------------------
  Peru - 0.4%
    Republic of Peru, 4s, 2017                                           $    1,500           $    937,500
----------------------------------------------------------------------------------------------------------
  Russia - 0.3%
    Ministry of Finance, 10s, 2007                                       $      598           $    164,450
    Ministry of Finance, 12.75s, 2028##                                       1,310                386,450
                                                                                              ------------
                                                                                              $    550,900
----------------------------------------------------------------------------------------------------------
  South Korea - 2.4%
    Republic of Korea, 8.875s, 2008                                      $    2,305           $  2,303,871
    Shinhan Bank, 7.25s, 2002 (Bank)##                                        3,368              2,664,795
                                                                                              ------------
                                                                                              $  4,968,666
----------------------------------------------------------------------------------------------------------
  Spain - 1.4%
    Government of Spain, 6s, 2008                                     ESP   382,520           $  2,997,843
----------------------------------------------------------------------------------------------------------
  United Kingdom - 11.5%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                            DEM     1,800           $  1,051,645
    Middleweb PLC Bankers Trust Lux, 10.5s, 2008
      (Media)##                                                       GBP     1,175              1,762,339
    U.K. Treasury, 8.5s, 2005                                                 7,233             14,538,196
    U.K. Treasury, 7.25s, 2007                                                1,604              3,146,021
    U.K. Treasury, 9s, 2008                                                   1,461              3,221,933
                                                                                              ------------
                                                                                              $ 23,720,134
----------------------------------------------------------------------------------------------------------
    TOTAL FOREIGN BONDS                                                                       $103,955,216
----------------------------------------------------------------------------------------------------------
U.S. Bonds - 43.9%
  Airlines - 1.0%
    Continental Airlines, Inc., 9.5s, 2001                               $    2,009           $  2,127,029
----------------------------------------------------------------------------------------------------------
  Building - 1.3%
    Building Materials Corp., 8.625s, 2006                               $    2,500           $  2,600,000
----------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.5%
    Unisystem Corp., 7.875s, 2008                                        $    2,900           $  3,045,000
----------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.4%
    Revlon Consumer Products Corp., 8.125s, 2006                         $    2,900           $  2,856,500
----------------------------------------------------------------------------------------------------------
  Containers - 3.6%
    Owens Illinois, Inc., 7.8s, 2018                                     $    3,000           $  3,011,520
    Owens Illinois, Inc., 8.1s, 2007                                          4,200              4,427,850
                                                                                              ------------
                                                                                              $  7,439,370
----------------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    AMC Entertainment, Inc., 9.5s, 2009                                  $    1,750           $  1,793,750
----------------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    APP Finance II Mauritius Limited, 12s, 2004                          $    2,000           $  1,200,000
    APP Finance VII Mauritius Limited, 3.5s, 2003##                           2,250              1,501,875
                                                                                              ------------
                                                                                              $  2,701,875
----------------------------------------------------------------------------------------------------------
  Industrial - 1.4%
    Mark IV Industries, Inc., 7.5s, 2007                                 $    3,100           $  3,005,140
----------------------------------------------------------------------------------------------------------
  Information, Paging and Technology - 1.7%
    Qwest Communications International, Inc.,
      0s to 2003, 8.29s, 2008                                            $    4,750           $  3,574,375
----------------------------------------------------------------------------------------------------------
  Media - 3.8%
    Comcast Cellular Holdings, Inc., 9.5s, 2007                          $    1,900           $  2,052,000
    Comcast Corp., 9.375s, 2005                                               2,600              2,783,014
    Jacor Communications Co., 8s, 2010                                        1,000              1,045,000
    Jones Intercable, Inc., 9.625s, 2002                                      1,850              1,988,750
                                                                                              ------------
                                                                                              $  7,868,764
----------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.8%
    Tenet Healthcare Corp., 7.625s, 2008##                               $    2,250           $  2,283,750
    Tenet Healthcare Corp., 8.625s, 2003                                      3,235              3,429,100
                                                                                              ------------
                                                                                              $  5,712,850
----------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.3%
    Ryerson Tull, Inc., 9.125s, 2006                                     $      500           $    540,000
----------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.9%
    Red Roof Inns, Inc., 9.625s, 2003                                    $    1,800           $  1,800,000
----------------------------------------------------------------------------------------------------------
  Telecommunications - 4.2%
    Chancellor Media Corp., Louisiana, 8.125s, 2007                      $    3,100           $  3,100,000
    CSC Holdings, Inc., 9.25s, 2005                                           2,500              2,675,000
    Intermedia Communications Inc., 8.5s, 2008                                3,100              3,007,000
                                                                                              ------------
                                                                                              $  8,782,000
----------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 15.0%
    U.S. Treasury Bonds, 5.25s, 2028                                     $    6,200           $  6,372,422
    U.S. Treasury Notes, 4s, 2000                                             6,200              6,137,008
    U.S. Treasury Notes, 4.25s, 2003                                         12,400             12,264,344
    U.S. Treasury Notes, 4.75s, 2008                                          6,200              6,209,672
                                                                                              ------------
                                                                                              $ 30,983,446
----------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    Calenergy Co., Inc., 7.63s, 2007                                     $    1,750           $  1,772,995
    El Paso Electric Co., 8.9s, 2006                                          1,000              1,103,600
                                                                                              ------------
                                                                                              $  2,876,595
----------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.4%
    Flag Ltd., 8.25s, 2008                                               $    2,900           $  2,914,500
----------------------------------------------------------------------------------------------------------
TOTAL U.S. BONDS                                                                              $ 90,621,194
----------------------------------------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $195,024,895)                                                   $194,576,410
----------------------------------------------------------------------------------------------------------
Warrants
----------------------------------------------------------------------------------------------------------
                                                                             SHARES
----------------------------------------------------------------------------------------------------------
    Republic of Venezuela* (Identified Cost, $0)                             12,500           $          0
----------------------------------------------------------------------------------------------------------
Call Options Purchased
----------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
                                                                       OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                  (000 OMITTED)
----------------------------------------------------------------------------------------------------------
    Deutsche Marks/ British Pounds/January/2.637
      (Premiums Paid, $126,084)                                          $   19,047           $      4,210
----------------------------------------------------------------------------------------------------------
Put Options Purchased - 0.2%
----------------------------------------------------------------------------------------------------------
    Deutsche Marks/November/1.95                                         $    1,353           $     79,811
    Deutsche Marks/November/1.95                                                732                 40,815
    Deutsche Marks/British Pounds/January/2.8065                             20,271                100,789
    Japanese Yen/December/120                                               992,170                179,583
    Japanese Yen/Deutsche Marks/May/85                                    2,740,776                 68,519
----------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $440,319)                                         $    469,517
----------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.7%
----------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                                (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------------
    Federal National Mortgage Association Discount
      Notes, due 12/16/98                                                $    9,315           $  9,296,292
    Student Loan Marketing Assn., due 12/01/98                                4,455              4,455,000
----------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS, AT AMORTIZED COST                                               $ 13,751,292
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $209,342,590)                                             $208,801,429
----------------------------------------------------------------------------------------------------------
Call Options Written - (0.1)%
----------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
                                                                       OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                             (000 OMITTED)
----------------------------------------------------------------------------------------------------------
    Canadian Dollar/December/1.535                                       $    8,814           $    (53,110)
    Japanese Yen/Deutsche Marks/May/64.82                                   836,034                (83,603)
    Australian Dollar/January/0.63                                            9,101               (105,535)
----------------------------------------------------------------------------------------------------------

TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED, $346,192)                                      $   (242,248)
----------------------------------------------------------------------------------------------------------
Put Options Written
----------------------------------------------------------------------------------------------------------
    Deutsche Marks/British Pounds/December/2.816                         $   20,340           $    (30,388)
    Hong Kong Dollar/June/8.5                                                44,272                   (133)
    Hong Kong Dollar/June/9                                                  44,000                      0
----------------------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED, $383,026)                                       $    (30,521)
----------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (1.1)%                                                         (2,271,303)
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                           $206,257,357
----------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the
U.S. Dollar. A list of abbreviations is shown below.

          AUD = Australian Dollars            HKD = Hong Kong Dollars
          CAD = Canadian Dollars              ITL = Italian Lire
          CHF = Swiss Francs                  JPY = Japanese Yen
          DEM = Deutsche Marks                NLG = Dutch Guilders
          DKK = Danish Kroner                 NOK = Norwegian Krone
          ESP = Spanish Pesetas               NZD = New Zealand Dollars
          GBP = British Pounds                SGD = Singapore Dollars
          GRD = Greek Drachma                 XEU = European Currency Unit

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $209,342,590)            $208,801,429
  Cash                                                                    4,899
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   528,447
  Net receivable for forward foreign currency exchange
    contracts to purchase                                               807,533
  Receivable for investments sold                                     1,742,550
  Receivable for Fund shares sold                                       121,183
  Interest receivable                                                 3,492,901
  Other assets                                                            1,218
                                                                   ------------
      Total assets                                                 $215,500,160
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  6,361,814
  Payable for Fund shares reacquired                                    975,171
  Written options outstanding, at value (premiums received,
    $729,218)                                                           272,769
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                    1,287,738
  Payable to affiliates -
    Management fee                                                       13,342
    Distribution and service fee                                         95,748
    Shareholder servicing agent fee                                       2,014
  Payable for interest rate swap agreements                              30,250
  Accrued expenses and other liabilities                                203,957
                                                                   ------------
      Total liabilities                                            $  9,242,803
                                                                   ------------
Net assets                                                         $206,257,357
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $204,473,329
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                     (26,544)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                    (9,028,353)
  Accumulated undistributed net investment income                    10,838,925
                                                                   ------------
      Total                                                        $206,257,357
                                                                   ============
Shares of beneficial interest outstanding                           18,519,284
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $139,647,938 / 12,464,740 shares of
     beneficial interest outstanding)                                  $11.20
                                                                       ======
  Offering price per share (100 / 95.25) of net asset value
     per share                                                         $11.76
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $58,646,300 / 5,335,690 shares of
     beneficial interest outstanding)                                  $10.99
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,952,643 / 539,603 shares of
     beneficial interest)                                              $11.03
                                                                       ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $2,010,476 / 179,251 shares of
     beneficial interest outstanding)                                  $11.22
                                                                       ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1998
-------------------------------------------------------------------------------
Net investment income:
    Interest income                                                $ 17,830,504
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,753,003
    Trustees' compensation                                               36,880
    Shareholder servicing agent fee                                     266,845
    Distribution and service fee (Class A)                              363,211
    Distribution and service fee (Class B)                              670,627
    Distribution and service fee (Class C)                               69,989
    Administrative fee                                                   30,204
    Custodian fee                                                       133,892
    Printing                                                             68,227
    Postage                                                              51,456
    Auditing                                                             54,231
    Legal                                                                 7,247
    Miscellaneous                                                       220,171
                                                                   ------------
      Total expenses                                               $  3,725,983
    Fees paid indirectly                                                (71,931)
                                                                   ------------
      Net expenses                                                 $  3,654,052
                                                                   ------------
        Net investment income                                      $ 14,176,452
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(17,510,092)
    Written option transactions                                       2,045,155
    Foreign currency transactions                                     6,163,457
    Futures contracts                                                    32,324
    Swap agreements                                                     264,339
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $ (9,004,817)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  3,318,888
    Written options                                                     362,329
    Translation of assets and liabilities in foreign currencies      (1,097,642)
    Futures contracts                                                   (51,046)
    Swap agreements                                                    (464,491)
                                                                   ------------
        Net unrealized gain on investments and foreign currency
          transactions                                             $  2,068,038
                                                                   ------------
          Net realized and unrealized loss on investments and
            foreign currency                                       $ (6,936,779)
                                                                   ------------
            Increase in net assets from operations                 $  7,239,673
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                 1998                        1997
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                         $ 14,176,452               $  18,285,167
  Net realized loss on investments and foreign currency
    transactions                                                  (9,004,817)                (13,634,421)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           2,068,038                  (9,405,445)
                                                                ------------               -------------
    Increase (decrease) in net assets from operations           $  7,239,673               $  (4,754,699)
                                                                ------------               -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $ (6,952,221)              $  (5,825,293)
  From net investment income (Class B)                            (2,402,143)                 (1,489,354)
  From net investment income (Class C)                              (224,741)                   (222,681)
  From net investment income (Class I)                               (84,491)                 --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 (900,629)                 (1,408,600)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                 (392,688)                   (527,589)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (41,406)                    (75,309)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (10,151)                 --
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                        --                           (175,818)
  In excess of net realized gain on investments and                --
    foreign currency transactions (Class B)                        --                            (65,852)
  In excess of net realized gain on investments and                --
    foreign currency transactions (Class C)                        --                             (9,400)
                                                                ------------               -------------
    Total distributions declared to shareholders                $(11,008,470)              $  (9,799,896)
                                                                ------------               -------------
Net decrease in net assets from Fund share transactions         $(66,644,760)              $(109,749,292)
                                                                ------------               -------------
      Total decrease in net assets                              $(70,413,557)              $(124,303,887)
Net assets:
  At beginning of year                                           276,670,914                 400,974,801
                                                                ------------               -------------
  At end of year (including accumulated undistributed net
    investment income of $10,838,925 and $5,210,029,
    respectively)                                               $206,257,357               $ 276,670,914
                                                                ============               =============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                               1998              1997             1996            1995            1994
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year                 $11.34            $11.70           $12.46          $11.39          $13.37
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                             $ 0.70            $ 0.64           $ 0.65          $ 0.76          $ 0.63
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                     (0.34)            (0.68)            0.17            0.76           (1.17)
                                                    ------            ------           ------          ------          ------
      Total from investment operations              $ 0.36            $(0.04)          $ 0.82          $ 1.52          $(0.54)
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.44)           $(0.25)          $(1.58)         $ --            $(1.15)
  From net realized gain on investments and
    foreign currency transactions                    (0.06)            (0.06)            --             (0.45)          (0.29)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --               (0.01)            --              --              --
                                                    ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                $(0.50)           $(0.32)          $(1.58)         $(0.45)         $(1.44)
                                                    ------            ------           ------          ------          ------
Net asset value - end of year                       $11.20            $11.34           $11.70          $12.46          $11.39
                                                    ======            ======           ======          ======          ======
Total return(+)                                      3.27%           (0.29)%            7.36%          13.93%         (4.63)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.35%             1.35%            1.42%           1.51%           1.54%
  Net investment income                              6.28%             5.75%            5.70%           6.42%           5.45%
Portfolio turnover                                    334%              335%             370%            277%            358%
Net assets at end of year (000 omitted)           $139,648          $187,152         $283,770        $343,188        $370,110

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                              1998              1997            1996            1995             1994
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year                $11.13            $11.50          $12.28          $11.32           $13.35
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income                            $ 0.60            $ 0.55          $ 0.54          $ 0.65           $ 0.56
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    (0.33)            (0.68)           0.17            0.76            (1.19)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 0.27            $(0.13)         $ 0.71          $ 1.41           $(0.63)
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.35)           $(0.17)         $(1.49)        $  --             $(1.11)
  From net realized gain on investments and
    foreign currency transactions                   (0.06)            (0.06)           --             (0.45)           (0.29)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --               (0.01)           --              --               --
                                                   ------            ------          ------          ------           ------
    Total distributions declared to
      shareholders                                 $(0.41)           $(0.24)         $(1.49)         $(0.45)          $(1.40)
                                                   ------            ------          ------          ------           ------
Net asset value - end of year                      $10.99            $11.13          $11.50          $12.28           $11.32
                                                   ======            ======          ======          ======           ======
Total return                                        2.46%           (1.08)%           6.39%          13.01%          (5.39)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        2.12%             2.10%           2.27%           2.33%            2.38%
  Net investment income                             5.53%             5.03%           4.89%           5.59%            4.81%
Portfolio turnover                                   334%              335%            370%            277%             358%
Net assets at end of year (000 omitted)           $58,646           $77,962        $102,717         $90,978          $73,458

 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30,                                1998             1997             1996           1995          1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $11.13           $11.51           $12.29         $11.31         $12.30
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income                                $ 0.60           $ 0.55           $ 0.55         $ 0.66         $ 0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        (0.33)           (0.68)            0.17           0.77          (1.35)
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 0.27           $(0.13)          $ 0.72         $ 1.43         $(0.85)
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.31)          $(0.18)          $(1.50)        $ --           $(0.14)
  From net realized gain on investments and
    foreign currency transactions                       (0.06)           (0.06)            --            (0.45)          --
  In excess of net realized gain on investments
    and foreign currency transactions                    --              (0.01)            --             --             --
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders                                   $(0.37)          $(0.25)          $(1.50)        $(0.45)        $(0.14)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $11.03           $11.13           $11.51         $12.29         $11.31
                                                       ======           ======           ======         ======         ======
Total return                                            2.46%          (1.10)%            6.56%         13.11%        (6.92)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            2.12%            2.10%            2.20%          2.26%          2.32%+
  Net investment income                                 5.52%            5.02%            4.97%          5.67%          5.06%+
Portfolio turnover                                       334%             335%             370%           277%           358%
Net assets at end of period (000 omitted)              $5,953           $9,534          $14,487        $11,813         $8,687

 * For the period from the inception of Class C, January 3, 1994, through November 30, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30,                                                  1998                         1997**
--------------------------------------------------------------------------------------------------------------
                                                                       CLASS  I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $11.37                         $11.24
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.73                         $ 0.61
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                         (0.35)                         (0.48)
                                                                         ------                         ------
      Total from investment operations                                   $ 0.38                         $ 0.13
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.47)                        $ --
  From net realized gain on investments and foreign currency
    transactions                                                          (0.06)                          --
                                                                         ------                         ------
      Total distributions declared to shareholders                       $(0.53)                        $ --
                                                                         ------                         ------
Net asset value - end of period                                          $11.22                         $11.37
                                                                         ======                         ======
Total return                                                              3.49%                          1.16%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.12%                          0.99%+
  Net investment income                                                   6.58%                          5.54%+
Portfolio turnover                                                         334%                           335%
Net assets at end of period (000 omitted)                                $2,010                         $2,023

** For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Governments Fund (the Fund) (formerly MFS World Governments Fund) is a non-diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1998, $1,133,431 was reclassified from paid-in-capital and $1,116,040 to undistributed net investment income and $17,391 to accumulated net realized loss on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1998, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

At November 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,156,127 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the first $500 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets in excess of $500 million for the funds then-current fiscal year.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,720 for the year ended November 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

     First $1 billion                                            0.0150%
     Next $1 billion                                             0.0125%
     Next $1 billion                                             0.0100%
     In excess of $3 billion                                     0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $21,215 for the year ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to October 1, 1989) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $93,451 for the year ended November 30, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1998, were 0.23% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,171 and $9,441 for Class B and Class C shares, respectively, for the year ended November 30, 1998. Fees incurred under the distribution plan during the year ended November 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C.

Certain Class A and Class C are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1998, were $395, $280,863, and $1,906 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                     $157,894,871    $146,499,131
                                               ------------    ------------
Investments (non-U.S. government
  securities)                                  $557,313,935    $595,190,106
                                               ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $210,235,937
                                                               ------------
Gross unrealized appreciation                                  $  5,438,564
Gross unrealized depreciation                                    (6,873,072)
                                                               ------------
    Net unrealized depreciation                                $ (1,434,508)
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED NOVEMBER 30, 1998          YEAR ENDED NOVEMBER 30, 1997
                                    --------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                          1,693,765         $  18,654,349         4,755,823       $  52,604,737
Shares issued to shareholders
  in reinvestment of
  distributions                        598,017             6,524,492           522,118           5,884,106
Shares reacquired                   (6,327,946)          (70,140,851)      (13,022,309)       (144,732,586)
                                    ----------         -------------        ----------       -------------
    Net decrease                    (4,036,164)        $(44,962,010)        (7,744,368)      $ (86,243,743)
                                    ==========         =============        ==========       =============
Class B Shares
                                        YEAR ENDED NOVEMBER 30, 1998          YEAR ENDED NOVEMBER 30, 1997
                                    --------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                          1,120,857         $  12,158,372         1,493,539       $  16,347,711
Shares issued to shareholders
  in reinvestment of
  distributions                        207,895             2,241,109           148,179           1,649,221
Shares reacquired                   (2,996,797)          (32,622,270)       (3,571,362)        (39,111,702)
                                    ----------         -------------        ----------       -------------
    Net decrease                    (1,668,045)        $ (18,222,789)       (1,929,644)      $ (21,114,770)
                                    ==========         =============        ==========       =============
Class C Shares
                                        YEAR ENDED NOVEMBER 30, 1998          YEAR ENDED NOVEMBER 30, 1997
                                    --------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                             92,283         $   1,004,163           205,041       $   2,248,641
Shares issued to shareholders
  in reinvestment of
  distributions                         15,866               171,670            18,690             208,014
Shares reacquired                     (425,019)           (4,649,784)         (626,423)         (6,857,032)
                                    ----------         -------------        ----------       -------------
    Net decrease                      (316,870)        $  (3,473,951)         (402,692)      $  (4,400,377)
                                    ==========         =============        ==========       =============
Class I Shares
                                        YEAR ENDED NOVEMBER 30, 1998       PERIOD ENDED NOVEMBER 30, 1997*
                                    --------------------------------       -------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                             16,150         $     178,874           271,159       $   3,046,422
Shares issued to shareholders
  in reinvestment of
  distributions                          8,683                94,640          --                 --
Shares reacquired                      (23,573)             (259,524)          (93,168)         (1,036,824)
                                    ----------         -------------        ----------       -------------
    Net increase                         1,260         $      13,990           177,991       $   2,009,598
                                    ==========         =============        ==========       =============

* For the period from the inception of Class I, January 2, 1997, through  November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1998, was $1,479.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                             1998 CALLS                             1998 PUTS
                                   ---------------------------------      ---------------------------------
                                   PRINCIPAL AMOUNTS                      PRINCIPAL AMOUNTS
                                        OF CONTRACTS                           OF CONTRACTS
                                       (000 OMITTED)        PREMIUMS          (000 OMITTED)        PREMIUMS
-----------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
  Deutsche Marks/British Pounds              50,527      $  253,192                 55,721      $  228,787
  Japanese Yen                            3,388,098         534,693
  Japanese Yen/Deutsche Marks             2,093,519         164,978
Options written -
  Australian Dollars                         12,382         214,011                  8,002          99,032
  British Pounds                              6,197          47,638
  Canadian Dollars                           38,782         198,166                 34,973         130,841
  Deutsche Marks                             45,001          67,520                 46,213         236,612
  Deutsche Marks/British Pounds              19,116          91,753                 44,998         228,304
  Hong Kong Dollars                                                                 88,272         291,273
  Japanese Government Bonds               3,264,300          56,335              6,537,100         197,005
  Japanese Yen                           12,145,127         797,666             21,093,384         849,133
  Japanese Yen/Deutsche Marks               836,034         100,078
  Japanese Yen/New Zealand Dollars        3,263,375         693,275
  Norwegian Krone/Deutsche Marks            182,493          64,185
  United Kingdom Treasury                     4,362          59,079
Options terminated in closing transactions -
  Australian Dollars                         (3,281)        (42,826)                (8,002)        (99,032)
  British Pounds                             (6,197)        (47,638)
  Canadian Dollars                          (10,324)        (80,465)               (34,973)       (130,841)
  Deutsche Marks                            (45,001)        (67,520)               (46,213)       (236,612)
  Deutsche Marks/British Pounds             (19,116)        (91,753)               (80,379)       (365,338)
  Japanese Government Bonds              (3,264,300)        (56,335)            (6,537,100)       (197,005)
  Japanese Yen                          (12,145,127)       (797,666)           (19,033,874)       (740,339)
  Japanese Yen/New Zealand Dollars       (3,263,375)       (693,275)
  Norwegian Krone/Deutsche Marks           (182,493)        (64,185)
  United Kingdom Treasury                    (4,362)        (59,079)
Options expired -
  Canadian Dollars                          (19,644)        (42,772)
  Deutsche Marks/British Pounds             (50,527)       (253,192)
  Japanese Yen                           (3,388,098)       (534,693)            (2,059,510)       (108,794)
  Japanese Yen/Deutsche Marks            (2,093,519)       (164,978)
                                                         ----------                             ----------
Outstanding, end of period                               $  346,192                             $  383,026
                                                         ==========                             ==========
Options outstanding at end of
  period consist of:
  Australian Dollars                          9,101      $  171,185
  Canadian Dollars                            8,814          74,929
  Deutsche Marks/British Pounds                                                     20,340      $   91,753
  Hong Kong Dollars                                                                 88,272         291,273
  Japanese Yen/Deutsche Marks               836,034         100,078
                                                         ----------                             ----------
Outstanding, end of period                               $  346,192                             $  383,026
                                                         ==========                             ==========

At November 30, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                        CONTRACTS TO                           CONTRACTS      APPRECIATION
            SETTLEMENT DATE          DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              12/15/98     DEM                         $32,917,278      $32,184,906        $  732,372
                   12/15/98     DKK                           4,782,712        4,791,201            (8,489)
                   05/03/99     HKD                          11,952,693       12,206,874          (254,181)
                   12/15/98     NLG                             199,856          199,042               814
                   12/15/98     NOK                             184,231          186,727            (2,496)
                   12/15/98     SGD                           6,579,347        6,518,920            60,427
                                                            -----------      -----------        ----------
                                                            $56,616,117      $56,087,670        $  528,447
                                                            ===========      ===========        ==========
Purchases          12/15/98     AUD                         $ 4,520,208      $ 4,695,844        $  175,636
                   12/15/98     CHF                           8,848,391        8,630,304          (218,087)
                   12/15/98     DKK                           2,726,700        2,632,816           (93,884)
                   05/03/99     HKD                          11,621,332       12,206,874           585,542
                   12/15/98     JPY                          10,478,803       10,718,019           239,216
                   12/15/98     NZD                           5,106,489        5,225,599           119,110
                                                            -----------      -----------        ----------
                                                            $43,301,923      $44,109,456        $  807,533
                                                            ===========      ===========        ==========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,035,329 with Deutsche Bank and $406,629 with Merrill Lynch Bank and a net receivable of $154,220 at November 30, 1998.

At November 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1998, the Fund owned the following restricted securities (constituting 1.17% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered,. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                DATE OF    SHARE/PAR
DESCRIPTION                 ACQUISITION       AMOUNT         COST        VALUE
--------------------------------------------------------------------------------
Morocco Restructuring &
  Consolidating Agreement    11/19/1998    2,980,000  $ 2,394,475  $ 2,417,674
                                                                   -----------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS Global Governments Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Fund, including the schedule of portfolio investments as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Governments Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP
Boston, Massachusetts
January 8, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

MFS(R) GLOBAL GOVERNMENTS FUND
TRUSTEES                                                  SECRETARY
Richard B. Bailey* - Private Investor;                    Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                 ASSISTANT SECRETARY
                                                          James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                          CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive             State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                         AUDITORS
                                                          Ernst & Young LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                      INVESTOR INFORMATION

William J. Poorvu - Adjunct Professor, Harvard            For MFS stock and bond market outlooks, call toll
University Graduate School of Business                    free: 1-800-637-4458 anytime from a touch-tone
Administration                                            telephone.

Charles W.Schmidt - Private Investor                      For information on MFS mutual funds, call your
                                                          financial adviser or, for an information kit, call
Arnold D. Scott* - Senior Executive Vice                  toll free: 1-800-637-2929 any business day from 9
President, Director, and Secretary,                       a.m. to 5 p.m. Eastern time (or leave a message
MFS Investment Management                                 anytime).

Jeffrey L. Shames* - Chairman, Chief Executive            INVESTOR SERVICE
Officer, and Director, MFS Investment Management          MFS Service Center, Inc.
                                                          P.O. Box 2281
Elaine R. Smith - Independent Consultant                  Boston, MA 02107-9906

David B. Stone - Chairman and Director,                   For general information, call toll free:
North American Management Corp.                           1-800-225-2606 any business day from 8 a.m. to
(investment advisers)                                     8 p.m. Eastern time.

INVESTMENT ADVISER                                        For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company                  toll free: 1-800-637-6576 any business day from
500 Boylston Street                                       9 a.m. to 5 p.m. Eastern time. (To use this service,
Boston, MA 02116-3741                                     your phone must be equipped with a
                                                          Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                               For share prices, account balances, and exchanges,
500 Boylston Street                                       call toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                     anytime from a touch-tone telephone.

PORTFOLIO MANAGER                                         WORLD WIDE WEB
James T. Swanson*                                         www.mfs.com

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

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MFS(R) GLOBAL GOVERNMENTS FUND                                     Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
                                                                       MFS
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(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  MWG-2 1/99 31M 20/220/320/820